AMENDMENT NO. 18 TO APPENDIX I
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Funds                                                                                                Custodian
Colonial Trust I               Colonial High Yield Securities Fund                                   Chase Manhattan Bank
                               Colonial Income Fund                                                  Chase Manhattan Bank
                               Colonial Strategic Income Fund                                        Chase Manhattan Bank
                               Stein Roe Advisor Tax-Managed Growth Fund                             Chase Manhattan Bank

Colonial Trust II              Colonial Money Market Fund                                            Chase Manhattan Bank
                               Colonial Intermediate U.S. Government Fund                            Chase Manhattan Bank
                               Colonial Short Duration U.S. Government Fund                          Chase Manhattan Bank
                               Colonial Newport Tiger Cub Fund                                       Chase Manhattan Bank
                               Newport Japan Opportunities Fund                                      Chase Manhattan Bank
                               Newport Greater China Fund                                            Chase Manhattan Bank
                               [SoGen] Gold Fund                                                     Chase Manhattan Bank
                               [SoGen] Global Fund                                                   Chase Manhattan Bank
                               [SoGen] Overseas Fund                                                 Chase Manhattan Bank
                               [SoGen] European Fund                                                 Chase Manhattan Bank

Colonial Trust III             Colonial Select Value Fund                                            Chase Manhattan Bank
                               The Colonial Fund                                                     Chase Manhattan Bank
                               Colonial Federal Securities Fund                                      Chase Manhattan Bank
                               Colonial Global Equity Fund                                           Chase Manhattan Bank
                               Colonial International Horizons Fund                                  Chase Manhattan Bank
                               Colonial Strategic Balanced Fund                                      Chase Manhattan Bank
                               Crabbe Huson Small Cap Fund                                           State Street Bank
                               Crabbe Huson Equity Fund                                              State Street Bank
                               Crabbe Huson Managed Income & Equity Fund                             State Street Bank
                               Crabbe Huson Oregon Tax-Free Fund                                     State Street Bank
                               Crabbe Huson Real Estate Investment Fund                              State Street Bank
                               Crabbe Huson Contrarian Income Fund                                   State Street Bank
                               The Crabbe Huson Special Fund                                         State Street Bank
                               Crabbe Huson Contrarian Fund                                          State Street Bank
                               Colonial Global Utilities Fund                                        Chase Manhattan Bank

Colonial Trust IV              Colonial Tax-Exempt Fund                                              Chase Manhattan Bank
                               Colonial Tax-Exempt Insured Fund                                      Chase Manhattan Bank
                               Colonial Municipal Money Market Fund                                  Chase Manhattan Bank
                               Colonial High Yield Municipal Fund                                    Chase Manhattan Bank
                               Colonial Utilities Fund                                               Chase Manhattan Bank
                               Colonial Intermediate Tax-Exempt Fund                                 Chase Manhattan Bank

Colonial Trust V               Colonial Massachusetts Tax-Exempt Fund                                Chase Manhattan Bank
                               Colonial Minnesota Tax-Exempt Fund                                    Chase Manhattan Bank
                               Colonial Michigan Tax-Exempt Fund                                     Chase Manhattan Bank
                               Colonial New York Tax-Exempt Fund                                     Chase Manhattan Bank
                               Colonial Ohio Tax-Exempt Fund                                         Chase Manhattan Bank
                               Colonial California Tax-Exempt Fund                                   Chase Manhattan Bank
                               Colonial Connecticut Tax-Exempt Fund                                  Chase Manhattan Bank
                               Colonial Florida Tax-Exempt Fund                                      Chase Manhattan Bank
                               Colonial North Carolina Tax-Exempt Fund                               Chase Manhattan Bank

Colonial Trust VI              Colonial U.S. Growth and Income Fund                                  Chase Manhattan Bank
                               Colonial Small Cap Value Fund                                         Chase Manhattan Bank
                               Colonial Aggressive Growth Fund                                       Chase Manhattan Bank
                               Colonial Value Fund                                                   Chase Manhattan Bank
                               Colonial International Equity Fund                                    Chase Manhattan Bank
                               Newport Asia Pacific Fund                                             Chase Manhattan Bank

Colonial Trust VII             Colonial Newport Tiger Fund                                           Chase Manhattan Bank

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Effective Date: February 26, 1999


By:  J. Kevin Connaughton, Controller for Each Fund


COLONIAL MANAGEMENT ASSOCIATES, INC.



By:  Nancy L. Conlin, Senior Vice President


LIBERTY FUNDS SERVICES, INC.



By:   Mary D. McKenzie, President



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